SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 19, 1998

                          American Pacific Corporation
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)


     DELAWARE                   1-8137             59-6490478
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)

         3770 Howard Hughes Parkway, Suite 300, Las Vegas, Nevada 89109
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            Address of principal executive offices


Registrant's telephone number, including area code: (702) 735-2200

                                       N/A
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

         This amended Current Report on Form 8-K amends the Current Report on Form 8-K filed on March 3, 1998.

Item 5.  OTHER EVENTS.

         As announced on February 19, 1998, American Pacific Corporation (the "Company") intends to effect an offering (the "Offering") of $75.0 million principal amount of Senior Notes (the "Notes") pursuant to Rule 144A under the Securities Act of 1933 during March 1998. The Company intends to use the net proceeds of the Offering primarily to fund its acquisition (the "Acquisition") of certain intangible assets and rights of Kerr-McGee Chemical Corporation ("Kerr-McGee") related to the production of ammonium perchlorate ("AP") and to repurchase or defease the Company's outstanding 11% noncallable subordinated secured term notes (the "Azide Notes"). There can be no assurance that the Offering or the Acquisition will be consummated.

                         PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma financial information (the "Pro Forma Financial Information") is based on the consolidated financial statements of the Company included as part of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1997 (the "Consolidated Financial Statements") and the Company's unaudited consolidated financial statements included as part of the Company's Quarterly Report on Form 10-Q for the three months ended December 31, 1997 (the "Unaudited Consolidated Financial Statements"), adjusted to give effect to (i) the Acquisition, (ii) the repurchase of the Azide Notes,
(iii) the Offering and (iv) certain other adjustments (collectively, the "Pro Forma Adjustments"). The Unaudited Consolidated Financial Statements have been prepared by the company on a basis consistent with the audited financial statements and include, in the opinion of the Company, all normal recurring adjustments necessary for a fair presentation of the information. Operating results for the three months ended December 31, 1997 are not necessarily indicative of the results that will be achieved for future periods, including for the fiscal year ending September 30, 1998.

         The Pro Forma Statements of Operations and other data give effect to the Pro Forma Adjustments as if the events giving rise thereto had occurred (i) for the twelve months ended December 31, 1997, as of January 1, 1997, (ii) for the fiscal year ended September 30, 1997, as of October 1, 1996, and (iii) for the three months ended December 31, 1997, as of October 1, 1997. The Pro Forma Balance Sheet gives effect to the Pro Forma Adjustments as if the events giving rise thereto had occurred as of December 31, 1997. The Pro Forma Adjustments are described in the accompanying notes. The Pro Forma Adjustments are based upon available information and certain assumptions and estimates that the Company believes are reasonable, including estimates as to the additional expenses that the Company would have incurred and revenues that the Company would have received in the applicable periods if the Company had produced the additional volumes of AP actually produced by Kerr-McGee. These assumptions and estimates are based on management's judgments, including judgments as to the allocation of fixed and variable costs. These allocations are subject to material variances, are inherently imprecise and are not subject to verification. There can be no assurance that future operating results will be consistent with these assumptions or estimates. In addition, the Pro Forma Financial Information does not purport to represent what the Company's results of operations or financial condition would actually have been had the events giving rise to the Pro Forma Adjustments in fact occurred on such dates or to project the Company's results of operations or financial condition for any future period or date. The Company does not issue forecasts of future results of operations or financial condition and the Pro Forma Financial Information should not be deemed such a forecast.

The Pro  Forma  Financial  Information  should be read in  conjunction  with the
Consolidated   Financial   Statements  and  Unaudited   Consolidated   Financial
Statements.

                PRO FORMA STATEMENTS OF OPERATIONS AND OTHER DATA
                      TWELVE MONTHS ENDED DECEMBER 31, 1997

                                                                        HISTORICAL      ADJUSTMENT      PRO FORMA
                                                                       -------------   -------------  -------------
                                                                     (dollars in thousands, except per share amounts)
Sales and operating revenues...........................................    $ 46,922        $ 28,962(a)      $72,169
                                                                                             (3,715)(b)
Cost of sales..........................................................      37,443           6,127(c)       47,470
                                                                                              3,900(d)
                                                                       ------------    -------------  -------------
Gross profit...........................................................       9,479          15,220          24,699
Operating expenses.....................................................       9,329              --(e)        9,329
Fixed asset impairment charge (f)......................................      52,605              --          52,605
Employee separation and management reorganization costs (g)............       3,616              --           3,616
Equity in earnings of real estate venture..............................         500              --             500
                                                                       -------------   -------------  -------------
Operating income (loss)................................................     (55,571)         15,220        (40,351)
Interest and other income..............................................       1,046              --           1,046
Interest and other expense.............................................       2,405           5,711(h)        8,116
                                                                       -------------   -------------  -------------
Income (loss) before credit for income taxes...........................     (56,930)          9,509        (47,421)
Credit for income taxes................................................      (9,661)             --(i)      (9,661)
                                                                       -------------   -------------  -------------
Net income (loss)......................................................    $(47,269)         $9,509       $(37,760)
                                                                       =============   =============  =============
Basic net income (loss) per share......................................      $(5.83)          $1.18         $(4.65)
                                                                       =============   =============  =============
Diluted net income (loss) per share....................................      $(5.83)          $1.18         $(4.65)
                                                                       =============   =============  =============

                                                                              YEAR ENDED SEPTEMBER 30, 1997
                                                                        HISTORICAL      ADJUSTMENT      PRO FORMA
                                                                       -------------   -------------  -------------
                                                                     (dollars in thousands, except per share amounts)
Sales and operating revenues...........................................    $ 44,050        $ 28,962(a)      $70,299
                                                                                             (2,713)(b)
Cost of sales..........................................................      36,420           6,053(c)       46,373
                                                                                              3,900(d)
                                                                       ------------    -------------  -------------
Gross profit...........................................................       7,630          16,296          23,926
Operating expenses.....................................................       9,509              --(e)        9,509
Fixed asset impairment charge (f)......................................      52,605              --          52,605
Employee separation and management reorganization costs (g)............       3,616              --           3,616
Equity in earnings of real estate venture..............................         200              --             200
                                                                       -------------   -------------  -------------
Operating income (loss)................................................     (57,900)         16,296         (41,604)
Interest and other income..............................................       1,115              --           1,115
Interest and other expense.............................................       2,001           6,115(h)        8,116
                                                                       -------------   -------------  -------------
Income (loss) before credit for income taxes...........................     (58,786)         10,181         (48,605)
Credit for income taxes................................................     (10,101)             --(i)      (10,101)
                                                                       -------------   -------------  -------------
Net income (loss)......................................................    $(48,685)        $10,181        $(38,504)
                                                                       =============   =============  =============
Basic net income (loss) per share......................................      $(6.01)          $1.26          $(4.75)
                                                                       =============    ============   ============
Diluted net income (loss) per share....................................      $(6.01)          $1.26          $(4.75)
                                                                       =============    ============   =============


                      THREE MONTHS ENDED DECEMBER 31, 1997
                                                                        HISTORICAL      ADJUSTMENT      PRO FORMA
                                                                       -------------   -------------  -------------
                                                                     (dollars in thousands, except per share amounts)

                                                                                  (dollars in thousands)
Sales and operating revenues...........................................    $ 11,268        $ 10,891(a)      $21,073
                                                                                             (1,086)(b)
Cost of sales..........................................................       8,106           2,147(c)       11,228
                                                                                                975(d)
                                                                       -------------   -------------  -------------

Gross profit...........................................................       3,162           6,683           9,845
Operating expenses.....................................................       2,183              --(e)        2,183
Equity in earnings of real estate venture..............................         300              --             300
                                                                       -------------   -------------  -------------

Operating income (loss)................................................       1,279           6,683           7,962
Interest and other income..............................................         270              --             270
Interest and other expense.............................................         983           1,046(h)        2,029
                                                                       -------------   -------------  -------------

Income (loss) before credit for income taxes...........................         566           5,637           6,203
Credit for income taxes................................................          --              --(i)           --
                                                                       -------------   -------------  -------------

Net income (loss)......................................................       $ 566         $ 5,637         $ 6,203
                                                                       =============   =============  =============

Basic net income (loss) per share......................................        $.07            $.69            $.76
                                                                       =============   =============  =============

Diluted net income (loss) per share....................................        $.07            $.69            $.76
                                                                       =============   =============  =============

         NOTES TO THE PRO FORMA STATEMENTS OF OPERATIONS AND OTHER DATA

         (a) If the Acquisition is consummated, the Company will effectively acquire the AP market share of Kerr-McGee. For the twelve months ended December 31, 1997 and the Company's fiscal year 1997, revenues have been adjusted to give effect to the sale by the Company of the volumes of AP actually sold by Kerr-McGee during Kerr-McGee's fiscal year ended December 31, 1997 at the prices received by Kerr-McGee. For the three months ended December 31, 1997, revenues have been adjusted to give effect to the sale by the Company of the volumes of AP actually sold by Kerr-McGee during the three months ended December 31, 1997 at the prices received by Kerr-McGee.

         (b) In connection with the Acquisition, the Company entered into a new agreement with Thiokol Corporation ("Thiokol") and extended its existing agreement with Alliant Techsystems, Inc. ("Alliant"). Revenues have been adjusted to give effect to those agreements as follows:

                  (1) Revenues related to AP sold to Thiokol have been adjusted to reflect the applicable volumes referred to in note (a) above, by both the Company and Kerr-McGee at the price provided for under the Company's agreement with Thiokol during the initial year of such agreement, i.e., 1999. This price is less than the actual price paid by Thiokol for AP to either the Company or Kerr-McGee during 1997.

                  (2) Revenues related to AP sold to Alliant have been adjusted to reflect the applicable AP volumes referred to in note (a) above, by both the Company and Kerr-McGee at the price provided for under the Company's agreement with Alliant during the relevant period.

         (c) Cost of sales has been adjusted to give effect to the additional volumes of AP assumed to have been sold by the Company as described in note (a) above. Management has estimated the additional costs of producing those volumes based on certain judgments as to the Company's fixed and variable costs associated with the production and sale of such incremental volumes. These estimates are subject to material variance and are inherently imprecise. There can be no assurance that future operating costs will be consistent with these estimates.

         (d) Cost of sales has been adjusted to include additional amortization of $3.9 million for the twelve months ended December 31, 1997 and the fiscal year ended September 30, 1997 and $975,000 for the three months ended December 31, 1997 related to the $39.0 million consideration to be paid to Kerr-McGee in connection with the Acquisition (the "Acquisition Consideration") amortized on a straight line basis over a 10-year period.

         (e) The Company estimates that it would not have incurred any material additional selling, general, administrative or other operating expenses related to the additional volumes of AP assumed to have been sold by the Company as described in note (a) above.

         (f) During the fourth quarter of fiscal 1997, the Company concluded that the cash flows associated with sodium azide operations would not be sufficient to recover the Company's investment in sodium azide related fixed assets and, accordingly, a non-cash impairment charge of $52.6 million was recognized in such quarter. See Note 13 to the Consolidated Financial Statements.

         (g) During the fourth quarter of fiscal 1997, the Company recognized a charge of $3.6 million to account for the costs associated with employee separations and management reorganizations. See Note 16 to the Consolidated Financial Statements.

         (h) Represents (i) interest expense associated with the Notes (at an assumed interest rate of 10.25% per annum), (ii) the amortization of debt issue costs of the Notes (estimated to be $3.0 million) on a straight line basis over seven years and (iii) the elimination of the historical interest expense related to the Azide Notes as follows:

                                                   TWELVE MONTHS ENDED         YEAR ENDED         THREE MONTHS ENDED
                                                    DECEMBER 31, 1997      SEPTEMBER 30, 1997      DECEMBER 31, 1997
                                                 ---------------------   ---------------------  ---------------------
Interest on the Notes...........................              $7,687                 $7,687                  $1,922
Amortization of the Notes debt issue costs......                 429                    429                     107
Interest on the Azide Notes.....................              (2,405)                (2,001)                   (983)
                                                              ------                 ------                  ------
                  Totals........................              $5,711                 $6,115                  $1,046
                                                              ======                 ======                  ======

         A change in the interest rate of one-half percent (0.5%) with respect to the Notes would change pro forma interest expense and pro forma net income
(loss) by $375,000, $375,000 and $94,000, for the twelve months ended December 31, 1997, the fiscal year ended September 30, 1997 and the three months ended December 31, 1997, respectively.

         (i) No provision for income taxes is recognized because the Company has a deferred tax asset valuation allowance.

                             PRO FORMA BALANCE SHEET
                              AT DECEMBER 31, 1997

                                                                        HISTORICAL      ADJUSTMENT      PRO FORMA
                                                                       -------------   -------------  -------------

                                                                                       (IN THOUSANDS)
ASSETS
Cash...................................................................    $ 12,989         $ 6,994(a)      $19,983
Accounts and notes receivable..........................................      10,517              --          10,517
Inventories............................................................      10,880              --          10,880
Prepaid expenses.......................................................       1,511              --           1,511
                                                                       -------------   -------------  -------------

    Current assets.....................................................      35,897           6,994          42,891
Property, plant and equipment, net.....................................      19,632              --          19,632
Development property...................................................       7,053              --           7,053
Real estate equity investments.........................................      18,535              --          18,535
Other assets...........................................................          88              --              88
Restricted cash........................................................       6,408          (5,244)(b)       1,164
Azide Notes issue costs................................................         728            (728)(c)          --
Notes issue costs......................................................          --           3,000(d)        3,000
Acquisition intangibles................................................          --          39,000(e)       39,000
Intangible assets.....................................................        1,513              --           1,513
                                                                       -------------   -------------  -------------

    Total assets.......................................................     $89,854         $43,022        $132,876
                                                                       =============   =============  =============
LIABILITIES
Accounts payable and accrued liabilities...............................     $ 7,229          $   --         $ 7,229
The Notes..............................................................          --          75,000(f)       75,000
Azide Notes............................................................      28,842        (28,842)(g)           --
Indemnity obligation...................................................       1,164              --           1,164
Long-term payables.....................................................       2,933              --           2,933
                                                                       -------------   -------------  -------------

    Total liabilities..................................................      40,168          46,158          86,326
                                                                       -------------   -------------  -------------

Common Stock warrants..................................................       3,569              --           3,569
                                                                       -------------   -------------  -------------

SHAREHOLDERS' EQUITY
Common stock and capital in excess of par..............................      79,293              --          79,293
Treasury stock.........................................................      (1,035)             --          (1,035)
Accumulated deficit....................................................     (32,141)         (3,136)(h)     (35,277)
                                                                       -------------   -------------  -------------

    Total shareholders' equity.........................................      46,117          (3,136)         42,981
                                                                       -------------   -------------  -------------

        Total liabilities and shareholders' equity.....................    $ 89,854        $ 43,022        $132,876
                                                                       =============   =============  =============

                                       -7-

                      Notes to the Pro Forma Balance Sheet

         (a) Represents the sum of (i) the difference between the net proceeds of the Offering (estimated to be $72.0 million) and the portion of such proceeds expected to be applied to pay the Acquisition Consideration ($39.0 million) and to repurchase the Azide Notes at an assumed price of 105% of the principal amount thereof ($26.2 million after giving effect to the scheduled principal payment thereon made on February 21, 1998) and (ii) the amount of restricted cash ($244,000) released upon repurchase of the Azide Notes. To the extent that the Azide Notes are not repurchased, the Company intends to defease the Azide Notes in accordance with their terms. In the event that the Company defeases all of the Azide Notes, the Company estimates that the additional cost to the Company to acquire the securities to be deposited in the defeasance trust for the benefit of the holders of the Azide Notes will be approximately $1.1 million.

         (b) Represents the sum of (i) a $5.0 million scheduled principal payment the Company made on February 21, 1998 with respect to the Azide Notes and (ii) the amount of restricted cash ($244,000) released upon the repurchase of the Azide Notes.

         (c) Represents the write-off of the remaining unamortized amount of debt issue costs associated with the issuance of the Azide Notes.

         (d) Represents debt issue costs related to the Notes, estimated to be $3.0 million.

         (e) Represents the recognition of an intangible asset of $39.0 million related to the Acquisition Consideration.

         (f) Represents the issuance of the Notes.

         (g) Represents (i) the scheduled principal payment of $5.0 million on the Azide Notes made on February 21, 1998 and (ii) the repurchase of the remaining outstanding principal balance of the Azide Notes.

         (h) Represents a reduction in shareholders' equity for the debt extinguishment extraordinary item consisting of (i) the cost to repurchase the Azide Notes at 105% of the principal amount thereof (approximately $1.25 million), (ii) the write-off of the remaining unamortized discount related to certain warrants issued in conjunction with the Azide Notes (approximately $1.16 million) and (iii) the write-off of the remaining unamortized debt issue costs associated with the issuance of the Azide Notes ($728,000).

  EXHIBIT NO.                                       EXHIBITS

    *99.1 Asset Purchase Agreement dated as of October 10, 1997 between AMPAC, Inc. and Kerr-McGee Chemical Corporation.



-------------
*  Previously filed
                                       -9-

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            American Pacific Corporation


Dated: June 12, 1998                 By:      /s/ David N. Keys
                                       ---------------------------------------
                                            Name:   David N. Keys
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer

                                      -10-